Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 11, 2011, Biostar Pharmaceuticals, Inc. (NASDAQ GM: BSPM) (“Biostar” or the “Company”), through its wholly owned variable interest entity, Shaanxi Aoxing Pharmaceutical Co., Ltd., acquired 100% equity interest (the “Acquisition”) of Shaanxi Weinan Aoxing Pharmaceutical, LLC (formerly Shaanxi Weinan Huaren Pharmaceutical, Ltd.) (“Shaanxi Weinan”) at a cash purchase consideration of RMB61 million (approximately $9.5 million).

The accompanying unaudited pro forma condensed combined financial statements are presented to illustrate the estimated effects of the Acquisition. The accompanying unaudited pro forma condensed combined balance sheet presents the historical financial information of the Company as of September 30, 2011, as adjusted for the Acquisition, as if the Acquisition had occurred on September 30, 2011. The accompanying unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010, combine the historical operations of the Company with the historical operations of Shaanxi Weinan as if the Acquisition had occurred on January 1, 2010.

The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. The Acquisition was accounted for under the acquisition method of accounting whereby the total purchase consideration is allocated to the assets acquired and the liabilities assumed in connection with the Acquisition based on their estimated fair values as of the effective date of the Acquisition.

These unaudited pro forma condensed combined financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and Shaanxi Weinan and preliminary estimates of fair values, which are subject to change pending a final analysis of the fair values and useful lives, as applicable. These unaudited pro forma condensed combined financial statements is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the Acquisition had been consummated as on the dates indicated, nor is it necessarily indicative of future results. These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of Biostar and Shaanxi Weinan. The historical financial data of Biostar for the year ended December 31, 2010 and nine months ended September 30, 2011 were derived from Biostar’s audited financial statements contained on Form 10-K and unaudited financial statements contained on Form 10-Q as filed with the Securities and Exchange Commission. Shannxi Weinan’s audited financial statements for the year ended December 31, 2010 and unaudited financial statements for the nine months ended September 30, 2011 were derived from those information contained elsewhere in this Form 8-K/A.

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BIOSTAR PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2011

	Historical

	Biostar	Shaanxi Weinan	Pro-forma Adjustments	Note	Unaudited Pro-forma Combined

ASSETS

Current Assets:
Cash and cash equivalents	$24,006,839	$3,020	(3,020)	4	$24,006,839
Accounts receivable	32,465,054	1,029,934	(1,029,934)	4	32,465,054
Inventories	1,812,468	397,442			2,209,910
Prepaid expenses and other receivables	1,309,895	-			1,309,895
Total Current Assets	59,594,256	1,430,396			59,991,698

Deposits	10,174,532	-	(4,695,938)	1	5,478,594
Property and equipment, net	5,899,938	1,103,385	486,815	2	7,490,138
Intangible assets, net	10,832,510	5,190,781	2,351,319	2	18,374,610
Deferred tax assets	-	2,027,262	(709,534)	2	1,317,728

Total Assets	$86,501,236	$9,751,824			$92,652,768

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts and other payables	$6,129,668	$620,631	(620,631)	4	$6,129,668
Payable to former stockholders of Shaanxi Weinan	-	-	4,852,469	1	4,852,469
Value-added tax payables	851,051	93,658	(93,658)	4	851,051
Income tax payable	3,521,981	2,123	(2,123)	4	3,521,981
Short term bank loan	782,656	-			782,656
Total Current Liabilities	11,285,356	716,412			16,137,825

Commitments and contingencies

Stockholders’ Equity
Common stock / Paid-in capital	28,196	748,960	(748,960)	3	28,196
Additional paid-in capital	22,348,271	8,343,039	(8,343,039)	3	22,348,271
Statutory reserve	4,666,381	361,679	(361,679)	3	4,666,381
Retained earnings / Accumulated losses	44,464,424	(2,245,435)	2,245,435	3	45,763,487
			1,299,063	4
Accumulated other comprehensive income	3,708,608	1,827,169	(1,827,169)	3	3,708,608
Total Stockholders’ Equity	75,215,880	9,035,412			76,514,943

Total Liabilities and Stockholders’ Equity	$86,501,236	$9,751,824			$92,652,768

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BIOSTAR PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	Historical
	Biostar	Shaanxi Weinan	Pro-forma adjustments	Note	Unaudited Pro-forma combined

Sales, net	$65,980,481	$4,835,882			$70,816,363

Cost of sales	19,352,264	2,611,016			21,963,280

Gross profit	46,628,217	2,224,866			48,853,083

Operating expenses:
Selling expenses	26,908,239	1,617,283			28,525,522
General and administrative expenses	4,103,154	244,828	50,084	5	4,417,663
			19,597	6
Total operating expenses	31,011,393	1,862,111			32,943,185

Income from operations	15,616,824	362,755			15,909,898

Other income (expenses)
Interest income	271,737	13,223			284,960
Other income	821	162			983
Finance costs	(10,371)	(38,969)			(49,340)
Other expenses	-	(98,359)			(98,359)
Total other income (expenses)	262,187	(123,943)			138,244

Income before income taxes	15,879,011	238,812			16,048,142

Provision for income taxes	4,539,127	62,477	(12,521)	5	4,584,184
			(4,899)	6

Net income	$11,339,884	$176,335			$11,463,958

Net income per common stock
Basic	$0.41				$0.41
Diluted	$0.41				$0.41

Weighted average number of common stock outstanding
Basic	27,792,312				27,792,312
Diluted	27,792,312				27,792,312

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BIOSTAR PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010

	Historical
	Biostar	Shaanxi Weinan	Pro-forma adjustments	Note	Unaudited Pro-forma combined

Sales, net	$80,214,873	$5,889,713			$86,104,586

Cost of sales	20,079,377	2,864,758			22,944,135

Gross profit	60,135,496	3,024,955			63,160,451

Operating expenses:
Selling expenses	32,313,284	1,732,170			34,045,454
General and administrative expenses	4,211,938	237,625	64,093	5	4,538,788
			25,132	6
Total operating expenses	36,525,222	1,969,795			38,584,242

Income from operations	23,610,274	1,055,160			24,576,209

Other Income (expenses)
Interest income	34,020	130			34,150
Other income	380	5,770			6,150
Finance costs	-	(148,310)			(148,310)
Other expenses	(193,131)	(148)			(193,279)
Foreign exchange gain	3,154	-			3,154
Total other income (expenses)	(155,577)	(142,558)			(298,135)

Income before income taxes	23,454,697	912,602			24,278,074

Provision for income taxes	6,073,137	232,469	(16,023)	5	6,283,300
			(6,283)	6

Net income	$17,381,560	$680,133			$17,994,774

Net income per common stock
Basic	$0.66				$0.68
Diluted	$0.63				$0.66

Weighted average number of common stock outstanding
Basic	26,357,954				26,357,954
Diluted	27,468,724				27,468,724

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Notes to unaudited pro forma condensed combined financial statements:

1.	Record the amount of purchase consideration payable to the former stockholders of Shaanxi Weinan and eliminate the total purchase consideration (deposits paid and amount payable) upon combination.

2.	Record the fair value adjustments on intangible assets and plant and equipment with related deferred tax adjustments.

3.	Eliminate the paid-in capital, additional paid-in capital, pre-acquisition retained earnings and other reserves of Shaanxi Weinan upon combination.

4.	Record the gain from bargain purchase, details as below:

Net assets of Shaanxi Weinan	$9,035,412
Less: excluded assets and liabilities*	(316,542)
Net assets acquired, before fair value adjustments	8,718,870
Fair value adjustments	2,128,600
10,847,470
Purchase consideration (RMB61,000,000)	9,548,407

Gain from bargain purchase	$1,299,063

*  As agreed between the management of the Company and the then stockholders of Shaanxi Wainan (the “Stockholdes”), the Stockholders shall be entitled to the cash and cash equivalents as well as accounts receivable and be responsible for the liabilities of Shaanxi Wainan upon completion of the Acquisition.

5.	Record the additional amortization and adjust the related deferred tax movement resulted from the fair value adjustments of intangible assets.

6.	Record the additional depreciation and adjust the deferred tax movement resulted from the fair value adjustments of plant and equipment.

7.
Except for the pro forma adjustments (3) and (4) above, there were no material difference between the carrying amounts and fair values of the assets and liabilities of Shaanxi Weinan during the periods covered by the pro forma condensed combined financial statements.

8.	There were no inter-company transactions and balances between Biostar and Shaanxi Weinan during the periods covered by the unaudited pro forma condensed combined financial statements.

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